EXHIBIT 1.1

80,000,000 Units

TRIAN ACQUISITION I CORP.

UNDERWRITING AGREEMENT

January 23, 2008

Deutsche Bank Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
As Representatives of the several Underwriters

c/o Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005

Ladies and Gentlemen:

          Trian Acquisition I Corp., a Delaware corporation (the “Company”), proposes to sell to the several underwriters (the “Underwriters”) named in Schedule I hereto for whom you are acting as representatives (the “Representatives”) an aggregate of eighty million units (80,000,000) of the Company (the “Firm Units”), with each unit consisting of one share of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), and one warrant to purchase one share of Common Stock (the “Warrant(s)”). The terms of the Warrants are provided for in the second amended and restated warrant agreement dated January 23, 2008 pursuant to which American Stock Transfer & Trust Company acts as warrant agent, and is in the form of Exhibit 4.4 to the Registration Statement (“Warrant Agreement”). The respective amounts of the Firm Units to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Company also proposes to sell at the Underwriters’ option an aggregate of up to twelve million (12,000,000) additional units of the Company (the “Option Units”) as set forth below. The Firm Units and the Option Units (to the extent the aforementioned option is exercised) are herein collectively called the “Units,” and the Units, the Common Stock and the Warrants included in the Units are hereinafter collectively referred to as the “Securities.”

          As the Representatives, you have advised the Company (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Units set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option Units if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters.

          In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

          1. Representations and Warranties of the Company.

                    The Company represents and warrants to each of the Underwriters as follows:

                    (a) Filing and Effectiveness of Registration Statement. A registration statement on Form S-1 (File No. 333-147094) with respect to the Securities has been prepared by the Company in conformity in all material respects with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder and has been filed with the Commission. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act, is herein referred to as the “Registration Statement,” which shall be deemed to include all information omitted therefrom in reliance upon Rules 430A, 430B or 430C under the Securities Act and contained in the Prospectus referred to below, has become effective under the Securities Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. “Prospectus” means the form of prospectus first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Securities Act. The most recent preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a “Preliminary Prospectus.” Any reference herein to the Prospectus shall be deemed to include any supplements or amendments thereto filed with the Commission after the date of filing of the Prospectus under Rule 424(b) under the Securities Act, and prior to the termination of the offering of the Units by the Underwriters.

                    (b) Compliance with Registration Requirements. The Company has filed with the Commission a Form 8-A (File Number 001-33920) providing for the registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Securities. The Units, the Warrants and the Common Stock have been duly listed, and admitted and authorized for trading, subject only to official notice of issuance, on the American Stock Exchange, and the Company knows of no reason or set of facts which is likely to adversely affect such approval. Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or has instituted or, to the Company’s knowledge, threatened to institute any proceedings with respect to such an order. Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the effectiveness of the Registration Statement and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or is, to the Company’s knowledge, threatened by the Commission.

                    (c) Absence of Untrue Statement of Material Fact. As of 5:15 p.m. on the date that this Agreement is executed and delivered by the parties hereto (the “Applicable Time”) and as of the Closing Date or the Option Closing Date (as defined below), as the case may be, the Preliminary Prospectus did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein.

                    (d) Accuracy of Summaries. The statements under the captions “Description of Securities” and “U.S. Federal Income Tax Considerations” in the Preliminary Prospectus and the Prospectus, insofar as such statements constitute a summary of documents or proceedings referred to therein or matters of law, fairly summarize in all material respects the information called for with respect to such documents, proceedings and legal matters.

                    (e) Good Standing. The Company has been duly incorporated and is validly existing as a corporation in good standing under the law of the State of Delaware, with corporate power and authority to (i) own or lease its properties and conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus and (ii) enter into this Agreement and the Warrant Agreement, the unit purchase agreement between the Company and Trian Acquisition I, LLC (the “Sponsor”) filed as Exhibit 10.1 to the Registration Statement (the “Unit Subscription Agreement”), the sponsor warrant purchase agreement between the Company and the Sponsor filed as Exhibit 10.2 to the Registration Statement (the “Sponsor Warrant Purchase Agreement”), the letter agreements which each of the Sponsor and the stockholders immediately prior to the offering (the “Initial Stockholders”) has duly executed and delivered to the Representatives, filed as Exhibits 10.4 and 10.5 to the Registration Statement (the “Letter Agreements”), the investment management trust agreement among the Company and Wilmington Trust Company, as trustee, in the form of Exhibit 10.3 to the Registration Statement (the “Trust Agreement”), the registration rights agreement, substantially the form filed as Exhibit 10.7 to the Registration Statement, pursuant to which the Company will grant certain registration rights in respect of the Common Stock and the Warrants held by each of the Initial Stockholders (the “Registration Rights Agreement”), the services agreement between the Company and Trian Fund Management, L.P., substantially the form filed as Exhibit 10.6 to the Registration Statement (the “Services Agreement”), the indemnity agreements between the Company and each initial directors and executive officer of the Company, substantially the form filed as Exhibit 10.8 to the Registration Statement (the “Indemnification Agreements”), the co-investment unit subscription agreement between the Company and Trian Fund Management, L.P. pursuant to which Trian Fund Management, L.P. has agreed to apply any portion of the $75,000,000 not used to purchase Aftermarket Shares to purchase units from the Company, at a price of $10.00 per unit (the “Co-Investment Units”), substantially in the form of Exhibit 10.10 to the Registration Statement (the “Co-Investment Agreement”) and the purchase agreement pursuant to which Trian Fund Management, L.P. will (or will cause Trian Partners (as defined therein) to) place limit orders for up to $75,000,000.00 of Common Stock (the “Aftermarket Shares”) under certain circumstances (the “Buyback Agreement”) (the aforementioned agreements are collectively referred to herein as the “Transaction Agreements”) and to carry out the transactions contemplated herein and therein.

                    (f) Subsidiaries. The Company does not own an interest in any corporation, partnership, limited liability company, joint venture, trust or other business entity and has no subsidiaries.

                    (g) Due Qualification and Authorization. The Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its proposed business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus, and the Company has not received any notice of proceedings relating to the revocation or modification of any such authorizations, approvals, orders, licenses, certificates or permits that, individually or in the aggregate, would reasonably be expected to either (i) have, individually or in the aggregate, a material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company or (ii) prevent the consummation of the transactions contemplated hereby (the occurrence of any such effect or any such prevention described in the foregoing clauses (i) and (ii) being referred to as a “Material Adverse Effect”) whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Preliminary Prospectus and the Prospectus.

                    (h) Outstanding Securities. As of the date hereof, all issued and outstanding securities of the Company have been duly authorized and validly issued and all of the Company’s outstanding Common Stock is fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The offers and sales of the outstanding Common Stock and Warrants were at all relevant times either registered under the Securities Act and the applicable state securities or blue sky laws or exempt from such registration requirements.

                    (i) Common Stock. The shares of Common Stock included in the Units have been duly authorized, and when executed by the Company and countersigned and issued and delivered against payment therefore by the Underwriters pursuant to this Agreement on the Closing Date or the Option Closing Date, and in accordance with the Securities, will be validly issued, fully paid and non-assessable; the holders of such shares of Common Stock are not and will not be subject to personal liability by reason of being such holders; and all corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken.

                    (j) Warrants. When issued, the Warrants included in the Units will be duly executed, authenticated, issued and delivered, and will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the exercise price in accordance with the terms thereof, the number and type of securities of the Company called for thereby; and such Warrants are enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally or by general equitable principles.

                    (k) No Transfer Taxes. There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Securities.

                    (l) No Further Registration Rights. Except as set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus there are no persons with the right to require the Company to register any securities of the Company under the Securities Act or include any such securities in a registration statement to be filed by the Company or with similar rights.

                    (m) Capitalization. The information set forth under the caption “Capitalization” in the Registration Statement, the Preliminary Prospectus and the Prospectus is true and correct in all material respects. All of the Securities conform in all material respects to the description thereof contained in the Registration Statement, the Preliminary Prospectus and the Prospectus, and the description thereof conforms to the rights set forth in the instruments defining the Securities. The form of certificates for the Common Stock conforms in all material respects to the corporate law requirements of the jurisdiction of the Company’s incorporation and the requirements of the American Stock Exchange. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company other than those described in the Registration Statement, the Preliminary Prospectus and the Prospectus. The Company has not granted any stock options, and does not have any stock option, stock bonus or other stock plans or arrangements.

                    (n) Compliance with Securities Act. The Registration Statement conforms, and the Prospectus and any amendments or supplements thereto will conform, in all material respects to the requirements of the Securities Act and the Rules and Regulations. The Registration Statement as of the date and time that the Registration Statement and any post-effective amendment or amendments thereto became or become effective (the “Effective Date”) do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on the date hereof and the Closing Date, the Prospectus does not contain, and will not contain, any untrue statement of a material fact; and do not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein.

                    (o) Validity of Agreements. The Transaction Agreements have been or will be duly and validly executed by the Company, and, when executed, will be legally binding and enforceable against the Company and the other parties thereto in accordance with their terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally or by general equitable principles and (ii) as the enforceability of the indemnity provisions in the Transaction Agreements may be limited by (A) federal or state securities laws, and (B) laws limiting the enforceability of provisions exculpating or exempting a party from, or requiring indemnification of a party for, its own action or inaction, to the extent such action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct. None of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in breach or default thereunder and no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a breach or default thereunder.

                    (p) Securities Sales. No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company, except as disclosed in the Registration Statement.

                    (q) Integration. Neither the Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Securities Act or the Rules and Regulations with the offer and sale of the Securities pursuant to the Registration Statement.

                    (r) Accuracy of Questionnaires. All information contained in the questionnaires completed by each of the Sponsor, Initial Stockholders and initial directors and officers and provided to the Underwriters as an exhibit to his or her Letter Agreements is true and correct in all material respects and the Company has not become aware of any information that would cause any information disclosed in the questionnaires completed by each Initial Stockholder to become inaccurate or incorrect in any material respect.

                    (s) Free Writing Prospectus. The Company has not prepared or used any Free Writing Prospectus. The term “Free Writing Prospectus” shall mean a free writing prospectus as defined in Rule 405 under the Securities Act.

                    (t) Offering Material Distribution. The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus and the Prospectus, in each case as supplemented and amended. The Company has satisfied or will satisfy the conditions in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

                    (u) Financial Statements. The financial statements of the Company, together with related notes and schedules as set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus, present fairly in all material respects the financial position and the results of operations and cash flows of the Company, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected consolidated financial data included in the Registration Statement, the Preliminary Prospectus and the Prospectus present fairly in all material respects the information shown therein and such data have been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. The Company does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Preliminary Prospectus or the Prospectus that are not included as required.

                    (v) Auditor Independence. Deloitte & Touche LLP, who have certified the financial statements filed with the Commission as part of the Registration Statement and included in the Preliminary Prospectus and the Prospectus, is an independent registered public accounting firm with respect to the Company within the meaning of and as required by the Securities Act, the Exchange Act, the applicable Rules and Regulations and the rules of the Public Company Accounting Oversight Board (the “PCAOB”). Deloitte & Touche LLP is duly registered and in good standing with the PCAOB. Deloitte & Touche LLP has not, during the periods covered by the financial statements included in the Preliminary Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

                    (w) Sarbanes-Oxley Act. Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the American Stock Exchange thereunder (the “Sarbanes-Oxley Act”) has been applicable to the Company, there is and has been no failure on the part of the Company to comply in all material respects with any provision of the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply (including Section 402 related to loans, Section 404 related to internal controls and Sections 302 and 906 related to certifications) and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect or which will become applicable to the Company.

                    (x) Internal Controls. Except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company is not aware of any (i) material weakness in its internal control over financial reporting (whether or not remediated) or (ii) change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company maintains (i) effective internal control over financial reporting and (ii) a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                    (y) Disclosure Controls and Procedures. The Company maintains an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15 of the Exchange Act)

that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.

                    (z) Litigation; Government Proceedings. There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company (including any of its officers, directors or property) or, to the knowledge of the Company, pending or threatened against or affecting any of the Initial Stockholders before any court or administrative agency or otherwise that would reasonably be expected to have a Material Adverse Effect, except as set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus.

                    (aa) Ownership. The Company owns or leases all such properties as are necessary to the conduct of its operations as proposed to be conducted.

                    (bb) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectus and the Prospectus, as each may be amended or supplemented (i) there has not been any material adverse change or any development that could reasonably be expected to result in a material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company, whether or not occurring in the ordinary course of business; (ii) the Company has not incurred any material liability or obligation, indirect, direct or contingent, which is not disclosed in the Company’s financial statements included in the Registration Statement, the Preliminary Prospectus and the Prospectus; (iii) the Company has not entered into any material transaction or agreement other than transactions and agreements described in the Registration Statement, the Preliminary Prospectus and the Prospectus, as each may be amended or supplemented, and (iv) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of capital stock except, with respect to the Common Stock held by the Initial Stockholders as of the date hereof, as may be required to give effect to any increase in the size of the Offering of Securities as reflected in this Agreement.

                    (cc) Absence of Defaults and Conflicts. The Company is not, nor with the giving of notice or lapse of time or both, will be, (i) in violation of its certificate of incorporation as filed with the Secretary of State of the State of Delaware on October 16, 2007, as amended and restated (“Certificate of Incorporation”) or by-laws or (ii) in violation of or in default under any agreement, lease, contract, indenture, loan, mortgage or other instrument, condition, covenant or obligation to which it is a party or by which it, or any of its properties, is bound and, solely with respect to this clause (ii), which violation or default would have a Material Adverse Effect. The execution, delivery, and performance by the Company of the Transaction Agreements, the consummation by the Company of the transactions herein and therein contemplated (including the issuance and sale of the Units as described in the Prospectus under the caption “Use of Proceeds”) and compliance by the Company with its obligations hereunder and the fulfillment of the terms hereof have been duly authorized by all necessary corporate action and will not conflict with the Certificate of Incorporation or by-laws of the Company, or in any material respect conflict with or result in a breach of, any of the terms or provisions of, or constitute a default under, any lease, contract, indenture, loan, mortgage or other instrument, agreement, condition, covenant or obligation to which the Company is a party or by which the Company or any of its properties is bound, or any law, order, rule or regulation judgment, order, writ or decree applicable to the Company of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction.

                    (dd) Absence of Further Requirements. No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Transaction Agreements, except such as have been obtained under the Securities Act, such as may be required under federal and foreign securities laws, and such as may be required under the blue sky laws of any jurisdiction or under the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”) in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Registration Statement, the Preliminary Prospectus and the Prospectus.

                    (ee) Underwriters’ Compensation. Except as described in the Registration Statement, the Preliminary Prospectus and the Prospectus, there are no arrangements, agreements or understandings of the Company or any Initial Stockholder that may affect the Underwriters’ compensation, and the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) to any FINRA member; or (iii) to any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the twelve months prior to the Effective Date.

                    (ff) Payments to FINRA Members. Prior to the consummation of any merger, stock exchange, asset acquisition, reorganization or similar business combination, consummated by the Company, of an operating business or several businesses as described in the Prospectus (“Business Combination”), none of the net proceeds of the offering will be paid by the Company to any participating FINRA member or its affiliates, except as disclosed in the Registration Statement and except as may be paid in connection with the investigation or consummation of any Business Combination transaction whether or not consummated, including without limitation in connection with the payment of investment banking fees, fees in connection with fairness opinions and the like.

                    (gg) Insiders’ FINRA Affiliation. Based on questionnaires distributed to such persons, no officer, director or any beneficial owner of the Company’s unregistered securities has any direct or indirect affiliation or association with any FINRA member. The Company will advise the Representatives promptly if it learns that any officer or director is or becomes an affiliate or associated person of a FINRA member participating in the offering.

                    (hh) No Conflict of Interest. To the knowledge of the Company, no FINRA member intending to participate in the offering has a conflict of interest with the Company. For this purpose, a “conflict of interest” exists when a member of FINRA and/or its associated persons, parent or affiliates in the aggregate beneficially own 10% or more of the Company’s outstanding subordinated debt or common equity, or 10% or more of the Company’s preferred equity. “Members participating in the Offering” include managing agents, syndicate group members and all dealers which are members of FINRA.

                    (ii) Issuances to Underwriters. The Company has not issued any warrants or other securities, or granted any options, directly or indirectly to anyone who is a potential underwriter in the offering or a related person (as defined by FINRA rules) of such an underwriter within the 180-day period prior to the initial filing date of the Registration Statement.

                    (jj) Absence of Manipulation. Neither the Company nor any of its affiliates has taken or will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units.

                    (kk) Investment Company Act. The Company is not, and, after giving effect to the offering and sale of the Units contemplated hereunder and the application of the net proceeds from such sale as described in the Prospectus, will not be an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “1940 Act”) and, prior to a Business Combination, will conduct its business in a manner so that it will not become subject to the 1940 Act.

                    (ll) Statistical Data. The statistical, industry-related and market-related data included in the Registration Statement, the Preliminary Prospectus and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived. The Company has obtained written consent to the use of such data from such third-party sources.

                    (mm) Trust Agreement. The Company warrants that the Trust Agreement shall not be amended, modified or otherwise changed without the prior written consent of the Representatives.

                    (nn) Non-Compete. No Initial Stockholder, employee, officer or director of the Company is subject to any non-competition or non-solicitation agreement with any employer or prior employer that could materially affect his ability to be an Initial Stockholder, employee, officer and/or director of the Company, except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus.

                    (oo) Rule 419. Upon delivery and payment for the Firm Units on the Closing Date, the Company will not be subject to Rule 419 under the Securities Act and none of the Company’s outstanding securities will be deemed to be a “penny stock” as defined in Rule 3a-51-1 under the Exchange Act.

                    (pp) Business Combination. The Company does not have, and as of the Closing Date or Option Closing Date as the case may be, will not have, any specific Business Combination transaction under consideration and the Company has not (nor has any affiliate or anyone else on its behalf) directly or indirectly contacted any prospective acquisition candidate or its representatives or had any discussions, formal or otherwise, with respect to such a transaction.

                    (qq) Money Laundering. The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit, proceeding or investigation by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its directors, officers, agents or employees with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

                    (rr) Anti-Bribery. The operations of the Company are and have been conducted at all times in compliance with applicable requirements of the Foreign Corrupt Practices Act, as amended, and all applicable rules and regulations thereunder (collectively, the “FCPA Laws”), and no action, suit, proceeding or investigation by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its directors, officers, agents, affiliates or employees with respect to the FCPA Laws is pending or, to the Company’s knowledge, threatened.

                    (ss) Sanctions. Neither the Company nor any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

                    (tt) Title to Property. The Company has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(u) above, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company. The real property, improvements, equipment and personal property held under lease by the Company are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company.

                    (uu) Related Party Transactions. There are no relationships, direct or indirect, or related party transactions including without limitation loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any affiliate, shareholder, customer, supplier, officer or director of the Company, involving the Company or any other person required by the Securities Act or the Exchange Act and the rules and regulations thereunder to be described in the Registration Statement, the Preliminary Prospectus and the Prospectus which have not been described as required.

                    (vv) Political Contributions. Neither the Company nor any of the Initial Stockholders nor any person acting on behalf of the Company (other than the Underwriters) has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law which violation is required to be disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus.

                    (ww) Taxes. The Company has not been required to date to file any foreign, federal, state or local tax returns and no tax or other assessment, fine or penalty has been or is due and payable by the Company. The Company has made appropriate provisions in the applicable financial statements referred to in Section 1(u) above in respect of all federal, state, local and foreign income and franchise taxes for all current or prior periods as to which the tax liability of the Company has not been finally determined.

                    (xx) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which it is engaged (as such business is described in the Registration Statement, the Preliminary Prospectus and the Prospectus); all policies of insurance and fidelity or surety bonds insuring the Company or its businesses, assets, employees, officers and directors is in full force and effect; the Company will be in compliance with the terms of any such policies and instruments in all material respects; and there are no claims by the Company under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; the Company has not been refused any insurance coverage sought or applied for; and the Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the Preliminary Prospectus and the Prospectus (exclusive of any supplement thereto).

                    (yy) Lending Relationship. The Company (i) does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter and (ii) does not intend to use any of the proceeds from the sale of the Units hereunder to repay any outstanding debt owed to any affiliate of any Underwriter.

                    (zz) Material Documents. The agreements and documents described in the Registration Statement, the Preliminary Prospectus and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed.

          2. Purchase, Sale and Delivery of the Units.

                    (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $9.425 per Unit, the number of Firm Units set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 9 hereof.

                    (b) Payment for the Firm Units to be sold hereunder is to be made in federal (same day) funds against delivery of certificates therefor to the Representatives (in form and substance reasonably satisfactory to the Representatives) for the several accounts of the Underwriters or through the facilities of the Depository Trust Company (“DTC”), New York, New York at 10:00 a.m., New York time, on the third Business Day after the date of this Agreement or at such other time and date not later than five Business Days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the “Closing Date.” (As used herein, “Business Day” means a day on which the American Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted or required by law or executive order to be closed.) Payment for the Firm Units shall be made on the Closing Date by wire transfer in federal (same day) funds, upon delivery to you of certificates (in form and substance satisfactory to the Underwriters) representing the Firm Units (or through the facilities of DTC) for the account of the Underwriters as follows: seven hundred seventy-eight million six hundred twenty thousand dollars ($778,620,000) (without giving effect to the over-allotment option) of the proceeds received by the Company for the Firm Units shall be deposited in the trust account established by the Company for the benefit of the public securityholders as described in the Registration Statement (the “Trust Account”) pursuant to the terms of the Trust Agreement (including twenty five million nine hundred twenty thousand dollars ($25,920,000) which is to be held in the Trust Account as deferred discount to be paid to the Underwriters upon consummation of the Business Combination (the “Deferred Discount”), reduced pro-ratably by the exercise of stockholder conversion rights as described in the Registration Statement) and the remaining one million three hundred thousand ($1,300,000) of the proceeds shall be paid to the order of the Company. The Firm Units shall be registered in such name or names and in such authorized denominations as the Representatives may request in writing at least two full Business Days prior to the Closing Date. The Company will permit the Representatives to examine and package the Firm Units for delivery, at least one full Business Day prior to the Closing Date. The Company shall not be obligated to sell or deliver the Firm Units except upon tender of payment by the Representatives for all the Firm Units.

                    (c) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase the Option Units at the price per Unit as set forth in the first paragraph of this Section 2. The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date or (ii) only once thereafter within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to the Company setting forth the number of Option Units as to which the several Underwriters are exercising the option and the time and date at which such certificates are to be delivered. The time and date at which certificates for Option Units are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than 10 full Business Days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the “Option Closing Date”). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option Units to be purchased by each Underwriter shall be in the same proportion to the total number of Option Units being purchased as the number of Firm Units being purchased by such Underwriter bears to the total number of Firm Units, adjusted by you in such manner as to avoid fractional units. The option with respect to the Option Units granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Units by the Underwriters. You, as Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. Payment for the Option Units shall be made on the Option Closing Date by wire transfer in federal (same day) funds, as follows: $9.749 per Option Unit sold shall be deposited in the Trust Account pursuant to the Trust Agreement (including $0.324 per Option Unit to be held in the Trust Account as Deferred Discount to be paid to the Underwriters upon consummation of the Business Combination, reduced pro-ratably by the exercise of stockholder conversion rights as described in the Registration Statement) upon delivery to you of certificates (in form and substance reasonably satisfactory to the Underwriters) representing the Option Units sold (or through the facilities of DTC) for the account of the Underwriters. The Company shall not be obligated to sell or deliver any Option Units except upon tender of payment by the Representatives for all such Option Units.

          3. Offering by the Underwriters.

                    It is understood that the several Underwriters are to make a public offering of the Firm Units as soon as the Representatives deem it advisable to do so. The Firm Units are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms.

                    It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Units in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

          4. Covenants of the Company.

                    The Company covenants and agrees with the several Underwriters that:

                    (a) Amendments to Registration Statement and Prospectus. The Company will not file any amendment to the Registration Statement or distribute an amendment or supplement to the Preliminary Prospectus or the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations and will file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Units by the Underwriters.

                    (b) No Free Writing Prospectus. The Company will not make any offer relating to the Units that constitutes or would constitute a Free Writing Prospectus as defined in Rule 405.

                    (c) Effectiveness of Registration Statement. The Company will promptly advise the Representatives in writing (i) when the Registration Statement, if not effective at the date and time that this Agreement is executed and delivered by the parties hereto, shall have become effective, (ii) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, or any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus,

(iii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any Preliminary Prospectus or the Prospectus, (iv) of the time and date that any post-effective amendment to the Registration Statement becomes effective, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or notice objecting to its use, or of any order or notice preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Units, the Common Stock or the Warrants from any securities exchange upon which they are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement, and (vi) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Securities. The Company shall use its commercially reasonable efforts to prevent the issuance of any such stop order, or notice objecting to its use, or notice of prevention or suspension of such use. If the Commission shall enter any such stop order or issue any such notice at any time, the Company will use its commercially reasonable efforts to obtain the lifting or reversal of such order or notice at the earliest possible moment, or, subject to Section 4(a), will file an amendment to the Registration Statement or will file a new registration statement and use its commercially reasonable efforts to have such amendment or new registration statement declared effective as soon as practicable. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b) and 430A, as applicable, under the Securities Act, including with respect to the timely filing of documents thereunder, and will use its commercially reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) under the Securities Act were received in a timely manner by the Commission.

                    (d) Qualification of Securities. The Company shall cooperate with the Representatives and counsel for the Underwriters to qualify or register the Securities for sale under and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws of those jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation, other than those arising out of the offering or sale of the Securities. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its commercially reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.

                    (e) Delivery of Prospectus. The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Securities Act) is required under the Securities Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The copies of the Preliminary Prospectus, Prospectus and each amendment thereto furnished to the Representatives will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                    (f) Delivery of Registration Statement. The Company will deliver to the Representatives at or before the Closing Date, four conformed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), and of all amendments thereto, as the Representatives may reasonably request. The copies of the Registration Statement and each amendment thereto furnished to the Representatives will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                    (g) Distribution of Units. The Company will comply with the Securities Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Units as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Securities Act) is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus.

                    (h) Amendment of Preliminary Prospectus. If the Preliminary Prospectus is being used to solicit offers to buy the Units at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Preliminary Prospectus in order to make the statements therein not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file, or if it is necessary at any time to amend or supplement the Preliminary Prospectus to comply with any law, the Company promptly will prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the Preliminary Prospectus.

                    (i) Earnings Statement. The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the Effective Date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the Effective Date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Securities Act and Rule 158 under the Securities Act and will advise you in writing when such statement has been so made available.

                    (j) Interim Financial Statements. Prior to the Closing Date, the Company will furnish to the Representatives, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus.

                    (k) Listing. For a period of five years from the Effective Date, unless the Company decides to and goes private after a Business Combination, the Company will use its best reasonable efforts to maintain the listing of the Units on the American Stock Exchange. There is and has been no failure on the part of the Company or any of the Company’s officers or directors, in their capacities as such, to comply with (as and when applicable), and immediately following the Effective Date of the Registration Statement, the Company will be in compliance with, (i) Part 8 of the American Stock Exchange’s “AMEX Company Guide,” as amended and (ii) all other provisions of the American Stock Exchange corporate governance requirements set forth in the AMEX Company Guide, as amended.

                    (l) Use of Proceeds. The Company shall apply the net proceeds of its sale of the Securities as set forth in the Registration Statement, Preliminary Prospectus and the Prospectus and shall file such reports with the Commission with respect to the sale of the Securities and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Securities Act.

                    (m) Compliance with Securities Laws. The Company will comply with all applicable securities and other laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

                    (n) Trust. The Company shall cause the proceeds of the offering to be held in the Trust Account to be invested only in “government securities,” as such term is defined in the 1940 Act, having a maturity date of 180 days or less or in one or more money market funds meeting the conditions specified in Sections (c)(2), (c)(3) and (c)(4) of Rule 2a-7 of the 1940 Act. Prior to a Business Combination, the Company will otherwise conduct its business in a manner so that it will not become subject to the 1940 Act. Immediately following the consummation of a Business Combination, the Company will be engaged in a business other than that of investing, reinvesting, owning, holding or trading securities.

                    (o) Absence of Manipulation. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

                    (p) Maintenance of Registration. For a period of five years from the Effective Date, or such earlier time upon which the Company is required to be liquidated, or unless the

Company decides to and goes private after a Business Combination, the Company will use its best reasonable efforts to maintain the registration of the Securities under the provisions of the Exchange Act. For a period of five years from the Effective Date, or such earlier time upon which the Company is required to be liquidated, or unless the Company decides to and goes private after a Business Combination, the Company will not deregister the Units under the Exchange Act without the prior written consent of the Representatives.

                    (q) Quarterly Reports. For a period of five years from the Effective Date, or until such earlier date upon which the Company is required to be liquidated, or unless the Company decides to and goes private after a Business Combination, the Company, at its expense, shall cause its regularly engaged independent registered public accounting firm to review (but not audit) the Company’s financial statements for each of the first three fiscal quarters prior to the announcement of quarterly financial information and the filing of the Company’s Form 10-Q quarterly report.

                    (r) Affiliate Transactions. Except as disclosed in the Registration Statement and the Prospectus, the Company shall not enter into any contracts or agreements with or pay any Initial Stockholder or any of their affiliates or family members any fees or compensation from the Company, for services rendered to the Company prior to, or in connection with, the consummation of a Business Combination; provided that the Initial Stockholders shall be entitled to reimbursement from the Company for their reasonable out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination and Trian Fund Management L.P. shall be entitled to receive fees under the Services Agreement.

                    (s) Lockup. The Company agrees that until the latest of the consummation of the Business Combination, the distribution of the funds in the Trust Account and the date 180 days after the date of the Prospectus, except for the Securities and the Sponsor Warrants described in the Registration Statement, it shall not issue any Units, shares of Common Stock, preferred stock or Warrants, or any options or other securities convertible or exchangeable into Common Stock or preferred stock, in each case which would participate in any manner in liquidating distributions of the Trust Account or vote as a class with the Common Stock on the Business Combination, or directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of), or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock, units or warrants to acquire shares of the Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than as contemplated by this Agreement with respect to the Units and other than as described below with respect to securities to be issued upon, or in connection with, a Business Combination or which shall become effective upon or after a Business Combination). Notwithstanding the foregoing, if (x) during the last 17 days of the period ending on the date 180 days after the date of the Prospectus, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (y) prior to the expiration of such 180-day period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed in this clause shall continue to apply until the expiration of the 18 day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company will provide the Representatives with prior notice of any such announcement that gives rise to an extension of the restricted period. Except for registration statements covering securities to be issued upon, or in connection with, a Business Combination or which shall become effective upon or after the Business Combination, the Company shall not file any registration statements under the Securities Act with respect to any of its securities prior to the Business Combination.

                    (t) Reports. For a period of five years from the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company, upon request from the Representatives, will furnish to the Representatives (Attn: Syndicate Manager with a copy to: General Counsel), copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of securities, and promptly furnish to the Representatives: (i) a copy of such registration statements, financial statements and periodic and special reports as the Company shall be required to file with the Commission and from time to time furnishes generally to holders of any such class of its securities; and (ii) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Representatives may from time to time reasonably request, all subject to the execution of a satisfactory confidentiality agreement.

                    (u) Reporting Qualifications. For a period equal to five years from the date hereof or until such earlier time upon which the Company is required to be liquidated, or unless the Company decides to and goes private after a Business Combination, the Company will not take any action or actions which may prevent or disqualify the Company’s use of Form S-1 (or other appropriate form) for the registration of the Common Stock issuable upon exercise of the Warrants under the Securities Act.

                    (v) Agents. For a period of four years from the Effective Date, or unless the Company decides to and goes private after a Business Combination, the Company will maintain a transfer agent, warrant agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Units, Common Stock and Warrants.

                    (w) FINRA Evaluation. In the event any person or entity (regardless of any FINRA affiliation or association but excluding attorneys, accountants, engineers, environmental or labor consultants, investigatory firms, technology consultants and specialists and similar service providers that are not affiliated with or associated with FINRA and are not brokers or finders) is engaged, in writing, to assist the Company in its search for a merger candidate or to provide any other merger and acquisition services, the Company will provide the following to FINRA and the Representatives prior to the consummation of the Business Combination: (i) complete details of all services and copies of agreements governing such services (which may be appropriately redacted to account for privilege or confidentiality concerns); and (ii) justification as to why the person or entity providing the merger and acquisition services should not be considered an “underwriter and related person” with respect to the Company’s initial public offering, as such term is defined in Rule 2710 of FINRA’s Conduct Rules. The Company also agrees that, if required by law, proper disclosure of such arrangement or potential arrangement will be made in the proxy statement which the Company will file for purposes of soliciting stockholder approval for the Business Combination.

                    (x) FINRA Affiliation. The Company agrees to promptly advise FINRA and the Representatives and counsel to the Underwriters if it learns that any officer, director or owner of at least 5% of the Company’s outstanding shares of Common Stock becomes an affiliate or associated person of a FINRA member participating in the distribution of the Securities.

                    (y) Internal Controls. The Company will maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                    (z) Additional Financials Upon Closing. The Company shall, on the date hereof, instruct its independent public accountants to audit the financial statements of the Company as of the Closing Date (the “Audited Financial Statements”) reflecting the receipt by the Company of the proceeds of the initial public offering. As soon as such Audited Financial Statements become available, the Company shall immediately file a Current Report on Form 8-K with the Commission, which report shall contain such Audited Financial Statements. Additionally, upon the Company’s receipt of the proceeds from the purchase of all or any portion of the Option Units, the Company shall immediately file a Current Report on Form 8-K with the Commission, which report shall disclose the Company’s sale of additional Units and its receipt of the proceeds therefrom.

                    (aa) Waiver Letters. The Company hereby agrees that prior to commencing its due diligence investigation of any business or assets which the Company seeks to acquire (“Target Business”) or obtaining the services of any vendor, it will use its commercially reasonable efforts to attempt to cause the Target Business or the vendor to execute a waiver letter in the form attached hereto as Exhibit A. If a Target Business or vendor were to refuse to enter into such a waiver, the Company hereby agrees to enter into discussions with such Target Business or engage such vendor only if the Company determines that the Company could not obtain, on a reasonable basis, substantially similar services or opportunities from another entity willing to enter into such a waiver. It is understood that the Company may not be able to obtain such letters in some or all circumstances and that, nonetheless, the Company may still proceed with such due diligence investigations and enter into agreements with such parties or obtaining of services, as applicable.

                    (bb) Organizational Documents. The Company will not take any action or omit to take any action that would cause the Company to be in breach or violation of its Certificate of Incorporation or by-laws. Prior to the consummation of a Business Combination or the distribution of the amounts in the Trust Account, the Company will not (i) amend its by-laws without the prior written consent of the Representatives or (ii) amend, modify, waive or support, directly or indirectly, or in any way endorse or recommend, that holders of shares of Common Stock approve an amendment or modification to the provisions of the Company’s Certificate of Incorporation relating to the consummation of a Business Combination or liquidation of the Company as contemplated by the Registration Statement, the Preliminary

Prospectus and the Prospectus, without the affirmation vote of at least 95% of the Company’s outstanding shares of common stock (except for any amendment to extend the corporate existence of the Company to up to 30 months as described in the Prospectus).

                    (cc) Shareholder Approval. The Company agrees: (i) that, prior to the consummation of any Business Combination, it will submit such transaction to the Company’s stockholders for their approval even if the nature of the acquisition is such as would not ordinarily require stockholder approval under applicable state law; and (ii) the Company will comply in all respects with the Certificate of Incorporation.

                    (dd) Rule 419. The Company agrees that it will use its best reasonable efforts to prevent the Company from becoming subject to Rule 419 under the Securities Act prior to the consummation of any Business Combination, including, but not limited to, using its best efforts to prevent any of the Company’s outstanding securities from being deemed to be a “penny stock” as defined in Rule 3a-51-1 under the Exchange Act during such period.

                    (ee) 80% Threshold. The Company agrees that, in accordance with the terms of the Certificate of Incorporation, the Target Business(es) that it acquires must have an aggregate fair market value equal to at least 80% of the Company’s net assets held in trust at the time of such acquisition. The fair market value of such business(es) must be determined by the Board of Directors of the Company based upon standards the Board believes are generally accepted by the financial community. If the Board of Directors of the Company is not able to independently determine that the Target Business(es) have an aggregate fair market value of at least 80% of the Company’s fair market value at the time of such acquisition, the Company will obtain an opinion from an unaffiliated, independent investment banking firm which is a member of the FINRA with respect to the satisfaction of such criteria. The Company is not required to obtain an opinion from an investment banking firm as to the fair market value if the Company’s Board of Directors independently determines that the Target Business(es) does have sufficient fair market value.

                    (ff) Trust Account Deposit. The Company shall deposit into the Trust Account ten million dollars ($10,000,000) proceeds from the sale of Warrants to the Sponsor on the Closing Date.

                    (gg) Letter Agreements. The Company shall not take any action or omit to take any action which would cause a breach of any of the Letter Agreements executed between the Company and each of the Initial Stockholders, Trian Fund Management, L.P. and initial directors and officers of the Company and the Company and will not allow any amendments to, or waivers of, such Letter Agreements without the prior written consent of the Representatives.

                    (hh) Reservation of Shares. The Company will reserve and keep available that maximum number of its authorized but unissued securities which are issuable (i) upon exercise of any of the Sponsor Warrants or the Warrants outstanding from time to time and (ii) pursuant to the Representatives’ agreement with Trian Fund Management, L.P. to apply any portion of the limit orders for up to $75,000,000 not used to purchase Aftermarket Shares to purchase Co-Investment Units.

                    (ii) Issuance of Shares. Prior to the consummation of the Business Combination or the liquidation of the Trust Account, the Company shall not issue any shares of Common Stock, Warrants or any options or other securities convertible into Common Stock, or any shares of preferred stock which participate in any manner in the Trust Account or which vote as a class with the Common Stock on a Business Combination or any extension of corporate existence to up to 30 months as described in the Prospectus; provided, however, that the Company may issue Co-Investment Units for sale to the Representatives immediately prior to the consummation of the Business Combination to the extent any portion of the limit orders for up to $75,000,000 were not used to purchase Aftermarket Shares.

                    (jj) Share Redemption. If and to the extent that the Underwriters do not exercise in full their over-allotment option prior to the expiration or termination of such over-allotment option, the Company shall redeem, at cost, up to 3,000,000 Units sold pursuant to the Unit Subscription Agreement (“Sponsor Units”) from the holders thereof on a pro rata basis in an amount sufficient to cause the number of shares of Common Stock underlying the outstanding Sponsor Units held by the Initial Stockholders and their permitted transferees to equal 20% of the Company’s then-outstanding Common Stock after giving effect to the initial public offering (without giving effect to any Units purchased by the Initial Stockholders or any such transferees in the initial public offering) and the exercise, if any, of the Underwriters’ over-allotment option. The Company shall give effect to this mandatory redemption of Sponsor Units within 10 Business Days following the earlier to occur of the expiration or termination of the Underwriters’ over-allotment option. If the Underwriters exercise their over-allotment option in full, the Company shall have no right or obligation to redeem any of the Sponsor Units.

          5. Costs and Expenses.

                    The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: (i) accounting fees of the Company; (ii) the fees and disbursements of counsel for the Company; (iii) the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, this Agreement, the Underwriters’ selling memorandum, the Underwriters’ invitation letter, (iv) the listing fees of the American Stock Exchange, (v) the filing fees of the Commission; (vi) the filing fees and expenses (including reasonable legal fees and disbursements) incident to securing any required review by FINRA of the terms of the sale of the Units; (vii) the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Units made by the Underwriters caused by a breach of a Company representation; (viii) the fees and expenses of the registrar and transfer agent of the Units and Common Stock and the warrant agent of the Warrants, and (ix) the fees and expenses, including the reasonable fees and disbursements of counsel, for the Underwriters, incurred in connection with the qualification of the Securities under state securities or blue sky laws including the “Blue Sky Survey” and “World Sky Survey” and any supplements or amendments thereto. The Company shall not, however, be required to pay for any of the Underwriter’s expenses (other than those related to qualification under FINRA regulation and state securities or blue sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 11 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure, refusal or inability is due primarily to the default or omission of any Underwriter, the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Units or in contemplation of performing their obligations hereunder; but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Units.

          6. Conditions of Obligations of the Underwriters.

                    The several obligations of the Underwriters to purchase the Firm Units on the Closing Date and the Option Units, if any, on the Option Closing Date are subject to the accuracy, as of the Applicable Time, the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company contained herein, and to the performance in all material respects by the Company of its covenants and obligations hereunder and to the following additional conditions:

                    (a) The Registration Statement, including any 462(b) Registration Statement, has become effective and all post-effective amendments thereto shall have become effective and the Prospectus shall have been filed as required by Rules 424, 430A, 430B, 430C or 433 under the Securities Act, as applicable, within the time period prescribed by, and in compliance with, the Rules and Regulations, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to its reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been taken or, to the knowledge of the Company, shall be contemplated or threatened by the Commission and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Units.

                    (b) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinions of Paul, Weiss, Rifkind, Wharton & Garrison, LLP (“Paul Weiss”), counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters), substantially in the form attached as Exhibit B hereto.

                    (c) The Representatives shall have received an opinion and statement of Cleary Gottlieb Steen & Hamilton LLP, counsel for the Underwriters, dated the Closing Date or the Option Closing Date, as the case may be, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

                    (d) The Representatives shall have received at or prior to the Closing Date from Cleary Gottlieb Steen & Hamilton LLP a memorandum or summary, in form and substance reasonably satisfactory to the Representative, with respect to the qualification for offering and sale by the Underwriters of the Securities under the state securities or blue sky laws of such jurisdictions as the Representatives may reasonably have designated to the Company.

                    (e) You shall have received, on each of the date hereof, the Closing Date and, if applicable, the Option Closing Date, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to you, of Deloitte & Touche LLP confirming that they are an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the applicable Rules and Regulations and the rules of the PCAOB and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement, the Preliminary Prospectus and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Securities Act and the related Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants’ “comfort letters” to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement, the Preliminary Prospectus and the Prospectus.

                    (f) The Representatives shall have received on the Closing Date and, if applicable, the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

                              (i) The Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued, and no proceedings for such purpose or pursuant to Section 8A of the Securities Act have been taken or are, to his or her knowledge, contemplated or threatened by the Commission;

                              (ii) The representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be;

                              (iii) All filings required to have been made pursuant to Rules 424, 430A, 430B or 430C under the Securities Act have been made as and when required by such rules;

                              (iv) He or she has carefully examined the Preliminary Prospectus and, in his or her opinion, as of the Applicable Time, the statements contained in the Preliminary Prospectus did not contain any untrue statement of a material fact, and such Preliminary Prospectus did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                              (v) He or she has carefully examined the Registration Statement and, in his or her opinion, as of the Effective Date of the Registration Statement, the Registration Statement and any amendments thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein not misleading, and since the Effective Date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment;

                              (vi) He or she has carefully examined the Prospectus and, in his or her opinion, as of its date and the Closing Date or the Option Closing Date, as the case may be, the Prospectus and any amendments and supplements thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                              (vii) Since the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectus and Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company, whether or not arising in the ordinary course of business.

                    (g) The Company shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representatives may reasonably have requested.

                    (h) The Firm Units and Option Units, if any, shall have been duly listed, subject to notice of issuance, on the American Stock Exchange.

                    (i) The Company shall have delivered to the Representatives executed copies of the Transaction Agreements.

The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representatives and to Cleary Gottlieb Steen & Hamilton LLP, counsel for the Underwriters.

                    If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing (including by facsimile or email) at or prior to the Closing Date or the Option Closing Date, as the case may be.

                    In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

          7. Conditions of the Obligations of the Company.

                    The obligations of the Company to sell and deliver the portion of the Securities required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and be in effect or proceedings therefor initiated or threatened.

          8. Indemnification.

                    (a) The Company agrees:

                    (i) to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 13 herein; and

                    (ii) to reimburse each Underwriter and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Securities, whether or not such Underwriter or controlling person is a party to any action or proceeding.

                    (b) Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission therefrom of a material fact required to be started therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Securities, whether or not the Company or controlling person is a party to any action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 13 herein. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

                    (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing. No indemnification provided for in Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the reasonable fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel and the payment of such fees, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. The indemnifying party shall designate such firm in writing. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

                    (d) To the extent the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                    The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Securities purchased by such Underwriter and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The

Underwriters’ respective obligation to contribute pursuant to this Section 8(d) are several and not joint.

                    (e) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.

                    (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. A successor to any Underwriter, or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

          9. Default by Underwriters.

                    If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Units which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company), you, as Representatives of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Units which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Units agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Units to be purchased on the Closing Date or the Option Closing date, as the case may be, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Units which they are obligated to purchase hereunder, to purchase the Units which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of Units with respect to which such default shall occur exceeds 10% of the Units to be purchased on the Closing Date or the Option Closing Date, as the case may be, the Company or you as the Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company except to the extent provided in Sections 5 and 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement, the Preliminary Prospectus or in the Prospectus or in any other documents or arrangements may be effected. The term “Underwriter” includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          10. Notices.

                    All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed or delivered and confirmed as follows: if to the Underwriters, to Deutsche Bank Securities Inc., 60 Wall Street, 4th Floor, New York, New York 10005; Attention: Syndicate Manager, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, Attention: General Counsel; if to the Company, to Trian Acquisition I Corp., 280 Park Avenue 41st Floor, New York, NY 10017, Attention: Chief Legal Officer.

          11. Termination.

                    This Agreement may be terminated by you by notice to the Company (a) at any time prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to Option Units) if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectus and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your judgment, make it impracticable or inadvisable to market the Units or to enforce contracts for the sale of the Units, or (iii) suspension of trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, (v) the declaration of a banking moratorium by United States or New York State authorities or a material disruption has occurred in the securities settlement or clearing services in the United States, or (vi) the suspension of trading of the Company’s Units by the American Stock Exchange, the Commission, or any other governmental authority; or (b) as provided in Sections 6 and 9 of this Agreement.

          12. Successors.

                    This Agreement has been and is made solely for the benefit of the Underwriters and the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Units from any Underwriter shall be deemed a successor or assign merely because of such purchase.

          13. Information Provided by Underwriters.

                    The Company and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, or the Prospectus consists of the information set forth in the third and eighteenth paragraphs under the caption “Underwriting” in the Prospectus.

          14. No Fiduciary Duty.

                    The Company hereby acknowledges that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriters and any affiliate through which it may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Company and (c) the Company’s engagement of the Underwriters in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Company on related or other matters). The Company agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

          15. Applicable Law.

                    This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

          16. Certain Defined Terms.

                    For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; and (b) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

          17. Miscellaneous.

                    (a) The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers, and of the several Underwriters set forth in or made pursuant to this Agreement (i) will remain operative and in full force and effect, regardless of any (1) investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or employees of any Underwriter, or any person controlling the Underwriter, the Company, the officers or employees of the Company, or any person controlling the Company, as the case may be or (2) acceptance of the Securities and payment for them hereunder, and (ii) will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

                    (b) This Agreement may be signed in counterparts (which may include counterparts delivered by email or facsimile), each of which shall be an original and all of which together shall constitute one and the same instrument.

                    (c) The Company agrees that any suit, action or proceeding against it brought by any Underwriter, the directors, officers, employees, affiliates and agents of any Underwriter, or by any person who controls any Underwriter, arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any state court or U.S. federal court in The City of New York and County of New York, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. The Company hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated thereby.

                    (d) The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature page follows]

                    If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

Very truly yours,

TRIAN ACQUISITION I CORP.

By	/s/ Greg Essner

Name: Greg Essner
Title: Treasurer, Chief Financial Officer and Assistant Secretary

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

DEUTSCHE BANK SECURITIES INC. MERRILL LYNCH, PIERCE FENNER & SMITH INCORPORATED
As Representatives of the several Underwriters listed on Schedule I

Deutsche Bank Securities Inc.

By:	/s/ Jeremy Fox

Name: Jeremy Fox
Title: Director

By:	/s/ Bradley S. Miller

Name: Bradley S. Miller
Title: Managing Director

Merrill Lynch, Pierce, Fenner & Smith
Incorporated

By:	/s/ Thomas Reilly

Name: Thomas Reilly
Title: Vice President

SCHEDULE I

SCHEDULE OF UNDERWRITERS

Underwriter	Number of Firm Units to be Purchased

Deutsche Bank Securities Inc.	36,000,000
Merrill Lynch, Pierce, Fenner & Smith	36,000,000
Incorporated
Maxim Group LLC	8,000,000

Total	80,000,000

S-I-1

EXHIBIT A

Trian Acquisition I Corp.

Ladies and Gentlemen:

          Reference is made to the Final Prospectus of Trian Acquisition I Corp. (the “Company”), dated          , 2008 (the “Prospectus”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in Prospectus.

          We have read the Prospectus and understand that the Company has established the Trust Account, initially in an amount of $788,620,000 for the benefit of the public stockholders and that Company may disburse monies from the Trust Account only in certain circumstances including (i) to the public stockholders in the event of the redemption of their shares or the liquidation of the Company or (ii) to the Company after it consummates an Business Combination.

          For and in consideration of the Company agreeing to evaluate it for purposes of consummating an Business Combination, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

Print Name of Target Business

Name:
Authorized Signatory

EXHIBIT B

1.

The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to carry on business and is in good standing as a foreign corporation in the State of New York. The Company has all necessary corporate power and authority to execute, deliver and perform its obligations under the Underwriting Agreement and to own, lease and hold its properties and conduct its business as described in the Registration Statement.

2.

The execution and delivery of the Units have been duly authorized by all necessary corporate action on the part of the Company and, when issued, delivered and paid for in accordance with the terms of the Underwriting Agreement, the Units will be validly issued.

3.

The Common Stock included in the Units has been duly authorized by all necessary corporate action on the part of the Company, and when the Units and the Common Stock included in the Units are issued, delivered and paid for in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable.

4.

The execution and delivery of the Warrants included in the Units have been duly authorized by all necessary corporate action on the part of the Company, and when the Units and the Warrants included in the Units are issued, delivered and paid for in accordance with the terms of the Underwriting Agreement and the Warrant Agreement, the Warrants will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except that (i) the enforceability of the Warrants may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), (ii) we express no opinion as to the enforceability of any indemnity provisions in the Warrant Agreement to the extent that such provisions may be limited by (a) federal or state securities laws and the public policy underlying such laws and (b) laws limiting the enforceability of provisions exculpating or exempting a party from, or requiring indemnification of a party for, its own action or inaction, to the extent such action or inaction involves gross negligence, recklessness or willful or unlawful conduct and (iii) we express no opinion as to the enforceability of forum selection clauses in the federal courts contained in the Warrant Agreement.

5.

The Common Stock for which the Warrants are exercisable at the initial exercise price have been duly authorized by all necessary corporate action on the part of the Company and reserved for issuance upon the exercise of the Warrants and, upon issuance thereof on exercise of the Warrants in accordance with the Warrant Agreement and the terms of the Warrants at exercise prices at or in excess of the par value of such shares of Common Stock, will be validly issued, fully paid and non-assessable.

6.

The 21,562,500 Units of the Company issued to the Sponsor (the “Sponsor Units”) pursuant to the Sponsor Unit Subscription Agreement were duly authorized by all necessary corporate action on the part of the Company and were validly issued.

7.

The Securities and the Company’s authorized capital stock conform in all material respects to the description contained in the Pricing Prospectus and the Prospectus under the caption “Description of Securities.” The statements under the heading “Description of Securities” in the Pricing Prospectus and the Prospectus, insofar as such statements purport to summarize certain provisions of the Securities (including the Sponsor Units and the Sponsor Warrants (as defined below)), the Warrant Agreement and the Amended and Restated Certificate of Incorporation of the Company, fairly summarize, in all material respects, such provisions. The forms of certificates used to evidence the Securities are in due and proper form. The form of certificate used to evidence the Common Stock complies in all material respects with all applicable requirements of the certificate of incorporation, as amended, and by-laws, as amended, of the Company and the General Corporation Law of the State of Delaware (the “GCL”). The form of certificate used to evidence the Warrants complies in all material respects with the terms of the Warrant Agreement.

8.

Except as described in the Pricing Prospectus and the Prospectus, there are no preemptive or other similar rights to subscribe for or to purchase the Securities or the shares of Common Stock issuable upon the exercise of the Warrants in the Company’s certificate of incorporation or by-laws, each as in effect on the date of this letter, or in any agreement or other outstanding instrument known to us to which the Company is a party, or under the GCL.

9.

The Transaction Agreements have been duly authorized, executed and delivered by the Company and the Sponsor, as applicable. Each of the Transaction Agreements (other than the Underwriting Agreement) is a valid and legally binding obligation of the Company and the Sponsor, as applicable, enforceable against the Company and the Sponsor, as applicable, in accordance with its terms, except that (i) the enforceability of each such agreement may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), (ii) we express no opinion as to the enforceability of any indemnity provisions in such agreements to the extent that such provisions may be limited by (a) federal or state securities laws and the public policy underlying such laws and (b) laws limiting the enforceability of provisions exculpating or exempting a party from, or requiring indemnification of a party for, its own action or inaction, to the extent such action or inaction involves gross negligence, recklessness or willful or unlawful conduct and (iii) we express no opinion as to the enforceability of forum selection clauses in the federal courts contained in such agreements.

10.	Upon delivery and payment for the Securities on the Closing Date, the Company will not be subject to Rule 419 under the Act and none of the Company’s outstanding securities will be deemed to be a “penny stock” as defined in Rule 3a-51-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

11.

The statements in the Prospectus under the caption “Proposed Business—Comparison of This Offering to Those of Blank Check Companies Subject to Rule 419,” to the extent that they constitute summaries of the provisions of Rule 419 under the Act have been reviewed by us and fairly summarize the provisions of Rule 419 in all material respects. The statements in the Prospectus under the heading “U.S. Federal Income Tax Considerations,” to the extent that they constitute summaries of United States federal law or regulation or legal conclusions, have been reviewed by us and fairly summarize the matters described under that heading in all material respects.

12.

The Registration Statement and the Prospectus, as of their respective effective or issue times, appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the rules and regulations of the Commission under the Act (the “Rules and Regulations”), except for the financial statements, financial statement schedules and other financial data included in or omitted from either of them, as to which we express no opinion.

13.

We do not know of any contract or other document that is required to be filed as an exhibit to the Registration Statement by the Act or the Rules and Regulations that has not been so filed as an exhibit to the Registration Statement as permitted by the Rules and Regulations.

14.

The issuance and sale of the Securities by the Company, the compliance by the Company with all of the provisions of the Transaction Agreements and the performance by the Company of its obligations thereunder will not (i) result in a violation of the Charter Documents, (ii) breach or result in a default under any agreement, indenture or instrument listed as an exhibit to the Registration Statement or otherwise referred to in the Registration Statement to which the Company is a party or is bound or to which any of the properties or assets of the Company is subject or (iii) violate Applicable Law, except in the case of clauses (ii) and (iii) above, where the breach, default or violation could not reasonably be expected to have a material adverse effect on the Company. For purposes of this letter, the term “Applicable Law” means the GCL and the Limited Liability Company Act of Delaware (the “DE LLC Act”) and those laws, rules and regulations of the United States of America and the State of New York, in each case which in our experience are normally applicable to the transactions of the type contemplated by the Transaction Agreements, except that, “Applicable Law” does not include the anti-fraud provisions of the securities laws of any applicable jurisdiction or any state securities or Blue Sky laws of the various states.

15.

No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority that has not been obtained, taken or made is required by the Company under any Applicable Law for the issuance or sale of Units or the performance by the Company of its obligations under the Transaction Agreements, except for those that are required to be made after the date hereof under the Act or the

Exchange Act. For purposes of this letter, the term “Governmental Authority” means any executive, legislative, judicial, administrative or regulatory body of the State of New York, the State of Delaware or the United States of America.

16.

The performance by the Sponsor of its obligations under the Unit Subscription Agreement, the Sponsor Warrant Purchase Agreement and the Sponsor Letter Agreement will not (i) result in a violation of the Sponsor’s limited liability company agreement or (ii) violate Applicable Law, except in the case of clause (ii) above, where the violation could not reasonably be expected to have a material adverse effect on the Sponsor.

17.

No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority that has not been obtained, taken or made is required by the Sponsor under any Applicable Law for the performance by the Sponsor of its obligations under the Unit Subscription Agreement, the Sponsor Warrant Purchase Agreement or the Sponsor Letter Agreement, except for the filings (if any) by the Sponsor with the Commission already made or required to be made after the date hereof pursuant to Section 13(d), Section 13(f) or Section 16 of the Exchange Act.

18.

The Company is not and, after giving effect to the offering and sale of the Units and the application of their proceeds as described in the Prospectus under the heading “Use of Proceeds,” will not be required to be registered as an investment company under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

19.	To our knowledge, there are no legal proceedings pending or overtly threatened against the Company that could reasonably be expected to have a material adverse effect on the Company.

20.

To our knowledge, there are no legal or governmental actions, suits or proceedings pending or overtly threatened that are required to be disclosed in the Registration Statement, other than those disclosed therein.

21.

Except as disclosed in the Prospectus, to our knowledge, there are no persons with registration or other similar rights to have any equity or debt securities of the Company registered for sale under the Registration Statement or included in the offering contemplated by the Underwriting Agreement, except for such rights as have been duly waived.

22.

Based upon the representations, warranties and agreements of the Company and the Sponsor in the Unit Subscription Agreement, it is not necessary in connection with the offer, sale and delivery of the Sponsor Units to the Sponsor pursuant to the Unit Subscription Agreement to register such Units under the Act, it being understood that we express no opinion as to any subsequent resale of such Units.

23.

Based upon the representations, warranties and agreements of the Company and the Sponsor in the Sponsor Warrant Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Warrants to the Sponsor (the “Sponsor Warrants”) pursuant to the Sponsor Warrant Purchase Agreement to register the Sponsor Warrants under the Act, it being understood that we express no opinion as to any subsequent resale of such Warrants.

24.

(i) At the time it became effective, the Registration Statement (except for the financial statements, financial statement schedules and other financial data included or omitted therefrom, as to which we express no such belief), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading; (ii) as of the Applicable Time, the Pricing Prospectus (except for the financial statements, financial statement schedules and other financial data included or omitted therefrom,as to which we express no such belief) included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) at the time the Prospectus was issued or at the Closing Date, the Prospectus or any amendment or supplement thereto (except for the financial statements, financial statement schedules and other financial data included or omitted therefrom, as to which we express no such belief) included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.